UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 10, 2023 (April 5, 2023)

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)
————————————————————————————————————
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered*
Common Shares, without par value	IVCRQ*
* On February 16, 2023, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission to delist the common shares, no par value (the “Common Stock”), of Invacare Corporation from NYSE. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Following deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, the Common Stock shall remain registered under Section 12(g) of the Securities Exchange Act of 1934. Trading of the Company’s Common Stock now occurs on the OTC Pink Market under the symbol “IVCRQ.”
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On April 5, 2023, Invacare Corporation (the “Company”) announced the decision to close its Sanford, Florida production and distribution facility, effective at the end of September 2023. The manufacturing and distribution activities currently conducted at the Sanford facility will be performed at other Company locations or by third parties. The consolidation is expected to impact approximately 90 associates in Florida. This decision is supportive of the Company’s transformation efforts and is part of the Company’s long-term plan to increase shareholder value by targeting significant contributions from cost reduction activities in North America.

The Company expects to incur pre-tax cash restructuring charges of approximately $1.7 million in the North America segment, of which $0.9 million is expected to be incurred for severance and transition assistance and $0.8 million recognized for other closure-related costs. The charges are anticipated to be expensed in the second and third quarters of 2023, with the majority of cash payments expected to be made in third quarter of 2023, aligned with the planned timing for the exit of the facility. Upon completion, the Company expects it to generate approximately $5.0 million in annualized pre-tax savings.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Company’s expected restructuring charges, cash payments and savings from the Sanford facility closure, the Company’s voluntary petitions under chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Cases”), the monthly operating reports, the DIP facility, the Company’s ability to consummate and complete a plan of reorganization and its ability to complete a plan of reorganization and continue operating in the ordinary course while the Chapter 11 Cases are pending, the Company’s expected position upon emergence from bankruptcy, the Company’s expected profitability and liquidity and the Company’s preliminary results. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of a plan of reorganization; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process, DIP facility, or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP facility and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common shares; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the DIP facility, and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; and other litigation and inherent risks involved in a bankruptcy process.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: April 10, 2023	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer